The Awareness Group Names Marco Rubin and Brooks Holcomb As Independent Directors

Scottsdale, AZ -- November 29, 2023 – The Awareness Group LLC (“TAG”), an emerging leader in the alternative energy space, which on November 28, 2023 announced its intent to merge with APPlife Digital Solutions Inc. (OTCQB: ALDS)(“ALDS”), a business incubator and portfolio manager that invests in and creates e-commerce and cloud-based solutions, today announced that TAG has named Marco Rubin and Brooks Holcomb to its Board of Directors. Each will serve as independent directors, joining Pablo Diaz, founder and CEO of TAG, who will serve as TAG’s Chairman.

“Following our announcement yesterday to merge with ALDS, TAG is aggressively moving forward in building out its public company governance structure, adding these two highly respected industry veterans as independent directors,” said Pablo Diaz, CEO of TAG. “My goal with the board is to align industry experts each from critical silos of business in order to bring insight from varied perspectives derived from their experiences. Both are individuals of high integrity and deep business experience, and I look forward to working with them to implement a high-quality governance structure at TAG.

“Marco is a recognized national expert on clean energy and climate and brings with him significant experience in venture capital and working with institutional investors, investment bankers, private equity and corporate venture groups.

“Brooks is an experienced and highly-regarded business lawyer and entrepreneur, having worked at a large law firm and now owning his own firm. I also believe his political experience serving as a diplomat for Colombia and as a U.N. special agent will bring valuable perspectives as we maneuver through numerous regulatory and governmant incentives in the renewables space. Additionally, his corporate experience serving as general counsel for a privately-held restaurant chain in addition to serving on the boards of several non-profits.”

Rubin commented, “I’m honored to join the TAG board of directors and help guide the Company in its transition to a publicly-traded enterprise. I’ve seen the success Pablo has had at prior ventures and am excited for the opportunity to work with him and the TAG team as they aim to exceed their prior accomplishments and create significant shareholder value.”

Holcomb commented, “When Pablo asked me to join the TAG board of directors, I was thrilled to be part of his latest entrepreneurial enterprise. I look forward to working with Pablo to turn TAG into a highly respected, leading alternative energy company that leverages unique models to drive high quality growth.”

Rubin currently serves as the Senior Investment Director for the Virginia Innovation Partnership Corporation (previously know as the Center for Innovation Technology, Virginia) and is also a reviewer for the National Science Foundation, focused on “deep tech” applications originating from the startup and research communities. Previously, he was founder and Managing Director at Exoventure Associates, a venture capital firm. Prior to Exoventure Associates, Rubin worked at various venture capital and investment funds, Booz Allen and NASA. He received his Masters in Business Administration from The George Washington University and his Bachelors of Science in Engineering from the University of New Mexico.

Holcomb is a practicing attorney who owns a law firm specializing in business law. He has been published multiple times by the American Bar Association and the State Bar of Arizona, and was recognized as a top 50 pro bono attorney, as well as Guardian ad Litem Attorney of the Year. Holcomb also owns several fine dining restaurants, has interests in multiple recognized successful businesses and is a founder and General Counsel for a national health based restaurant chain. Holcomb has served on multiple boards of directors, including the Foundation for Burns and Trauma, Inc. and the Joyner-Walker Foundation, Inc. Currently, he serves as a Colombian Diplomat to the United Nations and is a United Nations Special Agent. Holcomb attained his J.D., Magna Cum Laude, from the University of Miami, his Masters of Laws in Taxation from New York University School of Law and graduated from Brigham Young University with a Bachelors of Arts in English and Business.

About APPlife Digital Solutions Inc.

APPlife Digital Solutions (OTCQB: ALDS) creates, invests, and builds e-commerce and cloud-based solutions for work, home, recreation, and research. Through its portfolio companies, APPlife develops life solutions for everyday issues and needs. Current projects include Rooster Essentials, an e-commerce platform of curated grooming products for men, one of the fastest-growing markets in the consumer brands space. OfficeHop, an online rental marketplace for private offices, meeting rooms, lunch meetings, and creative spaces – imagine vacation rentals, but for office space. B2BCHX, an accredited resource for background checks on Chinese companies.  Recently, APPlife acquired the assets of LeSalon a tech system that allows beauty professionals to manage their bookings/calendar and for registered and verified users to connect with those verified professionals and meet at a location the user chooses.  LeSalon is currently operating in London and APPlife intends to roll-out LeSalon throughout the U.S.

About The Awareness Group

Innovation is at the heart of The Awareness Group. TAG is building a comprehensive national platform for alternative energy services and solutions targeting commercial and residential customers. With a unique growth model, TAG has acquired five companies across the alternative energy space, ranging from national project funding solutions, solar lead generation, sales and installation services to blockchain and a digital carbon and renewable energy credits marketplace. TAG is structured for organic growth complemented by a highly synergistic corporate development strategy focused on expanding current business lines and adding innovative technologies. The Company aims to quickly build a profitable, multi-$100 million company over the next few years and create significant value for customers, employees, partners, and current and prospective investors.

Forward Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this communication, regarding The Awareness Group’s (“TAG”) reverse merger with APPlife Digital Solutions, Inc. ALDS, TAG’s ability to consummate the transaction, the benefits of the transaction and the combined company's future financial performance, as well as the combined company's strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the respective management of TAG and ALDS and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of TAG or ALDS. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the reverse merger, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination or that the approval of the stockholders of TAG or ALDS is not obtained; failure to realize the anticipated benefits of the reverse merger; risk relating to the uncertainty of the projected financial information with respect to ALDS; TAG’s ability to implement its business and growth strategy; changes in governmental regulation, ALDS’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to ALDS’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response, and as a result of the proposed transaction; ALDS’s ability to comply with applicable or unforeseen regulations; competitive pressures from many sources, including those, having more experience and better financing.

More information on potential factors that could affect TAG’s or ALDS's financial results is included from time to time in TAG's and/or ALDS’s public reports filed with the SEC,

including their Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.  If any of these risks materialize or TAG's or ALDS's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither TAG nor ALDS presently know, or that TAG and ALDS currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect TAG's and ALDS's expectations, plans or forecasts of future events and views as of the date of this communication. TAG and ALDS anticipate that subsequent events and developments will cause their assessments to change. However, while TAG and ALDS may elect to update these forward-looking statements at some point in the future, TAG and ALDS specifically disclaim any obligation.

APPlife Digital Solutions Contact Information:

Investor Relations

Tel: (585) 232-5440

Email: jody@APPlifedigital.com

The Awareness Group Investor Relations and Media Contact:

Brian Siegel, IRC®, M.B.A.

Senior Managing Director

Hayden IR

(346) 396-8696

brian@haydenir.com